EXHIBIT 10.3


                              EMPLOYMENT AGREEMENT

     THIS  EMPLOYMENT  AGREEMENT (the  "Agreement")  is effective the 1st day of
September 2002, by and between Ocean Resources, Inc., a Delaware corporation with offices at 232A Royal Palm Way, Palm Beach, FL 33480 (the "Employer") and Stephen Durland, residing in Palm Beach, Florida (the "Employee") and Durland & Company, CPAs, P.A. or its assigns ("D&C").

                              W I T N E S S E T H :

     WHEREAS, Employer desires to engage the services of Employee from D&C, Employee's current employer, upon the terms set forth herein;

     WHEREAS, Employee desires to be employed by Employer and to appropriately memorialize the terms and conditions of such employment; and

     WHEREAS, D&C desires to contract out Employee to work for Employer.

     NOW THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.   BASIC EMPLOYMENT PROVISIONS.

     (a) Employment and Term. Employer hereby agrees to employ Employee (hereinafter referred to as the "Employment") as Chief Financial Officer of Employer (the "Position") and Employee agrees to be employed by Employer in such Position for an period of three (3) years ending on the 31st day of August, 2005 (the "Termination Date"), unless terminated earlier as provided herein (the "Employment Period").

     (b) Duties. Employee in the Position will be subject to the direction and supervision of the Board of Directors (the "Board") and will have those duties and responsibilities which are assigned to him during his Employment Period by the Board consistent with the Position, provided that the Board will not assign any greater duties or responsibilities to the Employee than are necessary for the Employee's faithful and adequate performance of the duties and responsibilities assigned. The parties expressly acknowledge that the Employee will devote all of Employee's business time and attention to the transaction of the Employer's business as is reasonably necessary to discharge Employee's responsibilities hereunder. Employee agrees to perform faithfully the duties assigned to the best of Employee's ability.

2.   COMPENSATION.

     (a) Salary. During the Employment Period, Employer will pay to Employee a salary as basic compensation for the services to be rendered by Employee hereunder. The initial amount of such basic compensation will be One Hundred

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Twenty  Thousand  Dollars  ($120,000) per year. Such salary will be increased on
September 1, 2003 and September 1, 2004 at a rate of ten percent (10%) per annum such that salary for the year beginning September 1, 2003 shall be One hundred Thirty-Two Thousand Dollars ($132,000) and salary for the year beginning September 1, 2004 shall be One hundred Forty-Five Thousand Two Hundred Dollars ($145,200). Such salary will accrue and be payable monthly in accordance with the payroll practices of Employer in effect from time to time. All such payments will be subject to deductions and withholdings authorized or required by applicable law.

     (b) Bonus. During the Employment Period, Employee may be eligible to receive any additional salary, bonus or other compensations as may be determined in the Board's sole discretion.

     (c) Benefits. During the Employment Period, Employee will be entitled to such other benefits as are available to other key employees and executives of Employer, including, without limitation, group life, hospitalization and other insurance, paid vacations, and pension benefits. Employee shall specifically be entitled to reimbursement for health insurance.

3.   TERMINATION.

     (a) Death or Disability. This Agreement will terminate automatically upon the death or total disability of Employee. For the purpose this Agreement, "total disability" will be deemed to have occurred if Employee will have been unable to perform the assigned duties due to mental or physical incapacity for a period of three (3) consecutive months or for any sixty (60) working days out of a six (6) month consecutive period.

     (b) Cause. Employer may terminate the employment of Employee under this Agreement for Cause. For the purpose of this Agreement, "cause" will be deemed to be the insolvency of Employer as determined by the Employer's auditors, any felony convictions, fraud, dishonesty, competition with Employer by Employee, unauthorized use of any of Employer's trade secrets or confidential information by Employee, or failure to properly perform the duties assigned to Employee, in the reasonable judgment of Employer.

     (c) Without Cause. Except in the case of change of control as defined herein, in which case subparagraph (d) will apply, Employer may terminate the employment of Employee under this Agreement with written notice to Employee (the "W/C Notice").

     (d) Change of Control. Upon change of control of Employer, Employer may terminate this Agreement. For the purpose of this Agreement, "change of control" will mean a change in the control of Employer of a nature that would be required to be reported in response to (1) Item 1 of Form 8K; (2) Item 5(f) of Schedule 14A of Regulation 14A; or (3) any other rule or regulation as promulgated by the Securities and Exchange Commission.


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     (e)  Voluntary  Termination  by  Employee.   Employee  may  terminate  this
Agreement with three (3) month written notice to Employer (the "V/T Notice").

4.   COMPENSATION UPON TERMINATION.

     (a) Death or Disability. If the Employment Period is terminated pursuant to the provisions of Section 3(a) above, the following will be payable:

          (1) In the case of death, no further compensation will be payable to Employee, except that Employee's estate, heir or beneficiaries, as applicable, will be entitled, in addition to any other benefits specifically provided to them under any benefit plan, to receive Employee's then current salary for the balance of the Employment Period.

          (2) In the case of disability, no further compensation will be payable to Employee, except that Employee will be entitled, in addition to any other benefits specifically provided to Employee under any benefit plan, to receive Employee's then current salary for the balance of the Employment Period.

     (b) Termination for Cause. If the Employment of Employee under this Agreement is terminated for cause pursuant to the provisions of Section 3(b) above, no further compensation will be paid to Employee after the date of termination and all benefits will cease at that time.

     (c) Termination Without Cause. If the Employment of Employee under this Agreement is terminated pursuant to Section 3(c) above, Employee will be entitled to continue to receive from Employer the then current basic compensation hereunder for a period of three (3) months from the date of the W/C Notice, such amount to be paid in accordance with the payroll practices of Employer, and further will be entitled to receive the benefits to which Employee would otherwise be entitled pursuant to Section 2(c) above for a period of three
(3) months from the date of the W/C Notice.

     (d) Termination due to Change of Control. If the Employment of Employee under this Agreement is terminated pursuant to Section 3(d) above,

          (1) in the event that Employer's new management offers Employee a position, Employee will have thirty (30) days from the date the position is offered to decide whether to accept or not. If Employee accepts, this Agreement will be terminated and all compensation will be in accordance with the new agreement. If the Employee rejects the offered position, Employee will be entitled to receive within sixty (60) days from the date of change of control, a lump sum equal to the Employee's then current salary for a period of twelve (12) months, and further will be entitled to receive the benefits to which Employee would otherwise be entitled pursuant to Section 2(c) above for a period of twelve (12) months; or


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          (2) in the event that the  Employer's  new  management  does not offer
     Employee a position, Employee will be entitled to receive within sixty (60) days from the date of change of control, a lump sum equal to the Employee's then current salary for a period of twelve (12) months, and further will be entitled to receive the benefits to which Employee would otherwise be entitled pursuant to Section 2(c) above for a period of twelve (12); and

     (e) Termination Due to Voluntary Termination by Employee. If the Employee voluntarily terminates the Employee's Employment pursuant to the provisions of
Section 3(e) above, Employee will be entitled to receive the then current salary of Employee for the lesser of (i) three (3) months from the date of the V/T Notice or (ii) for the period from the date of the V/T Notice through the last day on which Employee remains in the Position.

5.   EXPENSE REIMBURSEMENT.

     Upon submission of properly documented expense account reports, Employer will reimburse Employee for all reasonable business, travel and entertainment expenses incurred by Employee in the course of his Employment with Employer.

6.   ASSIGNMENT.

     This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto, except that this Agreement and all of the provisions hereof may be assigned by Employer to any successor to all or substantially all of its assets (by merger or otherwise), may be assigned by D&C in its sole discretion and may otherwise be assigned upon the prior written consent of Employee.

7.   CONFIDENTIAL INFORMATION.

     (a) Non-Disclosure. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employer, in any manner whatsoever, any Confidential Information (as hereinafter defined) of Employer without the prior written consent of the Board. (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Employee as a direct or indirect consequence of or through the Employment about Employer or its respective businesses, products and practices, which information is not generally known in the business in which Employer is or may be engaged. However, Confidential Information will not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Employee, (ii) released in writing by Employer to the public or to persons who are not under a similar obligation

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of confidentiality to Employer and who are not parties to this Agreement,  (iii)
obtained by Employee from a third party not under a similar obligation of confidentiality to Employer, (iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by Employer for the benefit of Employee.

     (c) Return of Property. Upon termination of the Employment, Employee will surrender to Employer all Confidential Information, including without limitation, all lists, charts, files, disks, tapes, programs, program and system manuals and documentation, schedules, reports, financial statements, books and records of the Employer, and all copies thereof, and all other property belonging to the Employer will be accorded reasonable access to such Confidential Information subsequent to the Employment Period for any proper purpose as determined in the reasonable judgment of Employer.

8.   AGREEMENT NOT TO COMPETE.

     (a) Employee agrees:

          (1) To give the Board three (3) month's written advance notice of voluntary termination of Employment with Employer. Such notice will include Employee's future employment or self-employment intentions, identification of the prospective employer and the general nature of the prospective employment or self-employment, if known. Employer will continue to pay the then-current salary to Employee in accordance with paragraph 4(e) above.

          (2) To participate in an exit interview conducted by a member of the personnel department of Employer and/or by a representative of Employer, at the time of or prior to the termination of Employment with Employer.

          (3) That for two (2) years following the termination of the Employment, Employee will promptly notify Employer of any change in the identification of Employee's employer or the nature of such employment or of self-employment.

          (4) Subject to the conditions hereinafter stated, Employee will not, within two (2) years after leaving the employ of Employer, engage or enter into employment by, or into self-employment or gainful occupation as, a Competing Business (as hereinafter defined) or act directly or indirectly as an advisor, consultant, sales agent, as defined herein or broker for a Competing Business. As used herein, "Competing Business" means a business which is engaged in the manufacture, sale or other disposition of a product or service or has under development a product or service which is in direct competition with a product or service, whether existing or under development, of the Employer. Employee acknowledges that Employer does not have an adequate remedy at law in the event Employee violates this provision and, therefor, Employee agrees that, in such an event, Employer will be entitled to seek equitable relief, including but not limited to, injunctive relieve and to withhold all payments due to Employee hereunder pending a judicial determination of whether Employee has violated this Agreement.

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     (b) Employer further agrees:

          (1) That within fifteen (15) business days after receiving written identification of the prospective employer verified in writing by the Employer, the nature of the employment or self-employment pursuant to Paragraph 8(a)(1) above, or any change therein pursuant to Paragraph 8(a)(3) above, Employer will advise Employee as to whether such employment constitutes a Competing Business as defined in Paragraph 8(a)(4) above.

     (c) The provisions of 8(a)(2) - 8(a)(4) and 8(b) will apply whether the termination is voluntary or involuntary and for whatever reason. In addition, 8(a)(1) will apply in the case of a voluntary termination by Employee.

9.   WAIVER OF AGREEMENT NOT TO COMPETE.

     The Employer, based on the facts revealed to it by the Employee regarding the new employment and in its discretion upon written notification to Employee, may at any time waive or elect not to enforce the provisions of Paragraph 8(a)(4).

10.  AGREEMENT NOT TO SOLICIT EMPLOYEES.

     Employee agrees that, for a period of two (2) years following the termination of the Employment Period, Employee will not, on behalf of any business, engage in a business competitive with Employer, solicit or induce, or in any manner attempt to solicit or induce, either directly or indirectly, any person employed by, or any agent of Employer, to terminate such employment or agency, as the case may be, with Employer. In the event of violation hereof, Employer may terminate any payments due to Employee hereunder.

11.  NO VIOLATION.

     Employee hereby represents and warrants to Employer that the execution, delivery and performance of this Agreement or the passage of time, or both, will not conflict with, result in a default, right to accelerate or loss of rights under any provision of any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee, or to the best knowledge of Employee, Employee's affiliates may be bound or affected.

12.  CAPTIONS.

     The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.




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13.  NOTICES.

     All notices required or permitted to be given hereunder will be in writing and will be deemed delivered, whether or not actually received, two (2) days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

         Employer:                          Ocean Resources, Inc.
                                            232A Royal Palm Way
                                            Palm Beach, FL 33480
         With a copy
         which shall not
         constitute notice to:              Mintmire & Associates
                                            265 Sunrise Avenue
                                            Suite 204
                                            Palm Beach, FL 33480

         Employee:                          Stephen Durland
                                            232A Royal Palm Way
                                            Palm Beach, FL 33480

         D&C:                               Durland & Company, CPAs, P.A.
                                            232A Royal Palm Way
                                            Palm Beach, FL 33480

14.  INVALID PROVISIONS.

     If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions will be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance of this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there will be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

15.  ENTIRE AGREEMENT; AMENDMENTS.

     This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, including the Prior Agreement, which is fully replaced hereby. This Agreement may be amended, in whole or in part only, by an instrument in writing setting forth the

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particulars  of such  amendment  and duly  executed  by an officer  of  Employer expressly authorized by the Board to do so and by Employee.

16.  WAIVER.

     No delay or omission by any party hereto to exercise any right or power hereunder will impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof will not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement will be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

17.  COUNTERPARTS.

     This Agreement may be executed in multiple counterparts, each of which will constitute an original, and all of which together will constitute one and the same agreement.

18.  GOVERNING LAW.

     This Agreement will be construed and enforced according to the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective as of the date first above written.

EMPLOYER:                                                     EMPLOYEE:

Ocean Resources, Inc.


By:   /s/Graham Jessop                               /s/ Stephen H Durland
      ---------------------------                    ---------------------------
      Graham Jessop                                    Stephen Durland
      Chairman, CEO and President


D&C:



By:   /s/ Stephen H Durland
      ---------------------------
      Stephen Durland
      Principal

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